UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2006
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.10
EX-10.11
EX-10.14
EX-10.15
EX-10.16
EX-10.33
EX-10.34
EX-10.35
EX-10.36
EX-10.37

Item 1.01 Entry into a Material Definitive Agreement.
     As described in Item 2.03, Smith & Wesson Holding Corporation (the “Company”) and it wholly owned subsidiary Smith & Wesson Corp. (“SWC”) entered into various amendments to its credit facility arrangements with TD Banknorth, N.A (the “Lender”). The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
     Pursuant to an Amended and Restated Loan and Security Agreement, dated November 8, 2006 (the “Loan Agreement”), the Company, as guarantor, and SWC, as borrower, amended the terms of the Company’s existing credit facility with the Lender to, among other things, add an additional $30 million line of credit for the purpose of making acquisitions. Capitalized terms not otherwise defined herein will have the meanings set forth in the Loan Agreement. The Loan Agreement is filed herewith as Exhibit 10.10.
     The amended credit facility now includes:
     (1) An acquisition line of credit up to a maximum amount of $30 million at any one time. The acquisition line of credit may be used only for the purpose of funding up to 90% of the purchase price of a Permitted Acquisition and bears interest at a variable rate equal to prime or LIBOR. The acquisition line of credit note is filed herewith as Exhibit 10.33.
     (2) An amended revolving line of credit of up to a maximum amount of the lesser of (a) $17 million, or (b) the sum of (i) 85% of the net amount of SWC’s Eligible Accounts, plus (ii) the lesser of (A) $6 million or (B)(1) 60% of SWC’s Eligible Finished Goods Inventory, plus (2) 70% of SWC’s Eligible Raw Materials, plus (3) 40% of SWC’s Eligible Finished Parts Inventory, which line of credit will be available until September 30, 2007 for working capital needs. The amended revolving line of credit bears interest at a variable rate equal to prime or LIBOR. The amended revolving line of credit note is filed herewith as Exhibit 10.11.
     (3) An amended equipment line of credit of $5 million for capital expenditures, which will bear interest at a variable rate equal to prime or LIBOR until April 2007, at such time SWC may elect to pay either a variable rate equal to LIBOR, or a fixed rate equal to the Federal Home Loan Bank of Boston Rate as of April 30, 2007 plus 1.75% per annum. The aggregate availability of the amended equipment line of credit will cease on April 30, 2007, at which time any unpaid outstanding principal balance and interest will become due and payable in monthly installments over a period of seven years at the interest rate elected by SWC. The note for the Equipment Line of Credit Loan is filed herewith as Exhibit 10.14.
SECURITY
     As security for the credit facility, the Lender has a first priority lien on all of the personal property and real estate assets of SWC, including intangible assets constituting intellectual property (including, without limitation, the “Smith & Wesson” trade name). In addition, the Company has reaffirmed its guaranty of SWC’s payment and performance of the credit facility pursuant to a reaffirmation of guaranty. Two amended mortgage and security agreements, the Patent Security

Agreement, the Trademark Security Agreement, the Copyright Security Agreement, and the Reaffirmation of Guaranty are filed herewith as Exhibits 10.15, 10.16, 10.34, 10.35, 10.36 and 10.37, respectively.
PREPAYMENT
     SWC may prepay in whole or in part any of the Loans that have interest rates determined by reference to the prime rate, with interest accrued to the date of the prepayment on the amount prepaid, without any penalty or premium. Loans with a fixed rate of interest determined by reference to the LIBOR interest rate may be prepaid provided that SWC reimburses the Lender for any costs associated with (i) SWC making payments on dates other than those specified in the Loan Agreement, or (ii) SWC’s borrowing or converting a LIBOR Loan on a date other than the borrowing or conversion dates specified in the Loan Agreement. If the acquisition line of credit is prepaid, SWC must pay a prepayment penalty equal to the greater of 2% of the principal balance being prepaid, subject to certain exceptions.
COVENANTS
     The Loan Agreement contains customary covenants for transactions of this type. The covenants include the following, among others:
     (1) Covenants that the Company and its subsidiaries maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.50:1.00 for the period beginning October 31, 2006 and each quarter thereafter through January 31, 2007; 1.75:1.00 for each quarter beginning on or after January 31, 2007 through April 30, 2007; and 2.00:1.00 for each quarter beginning on or after April 30, 2007, until all loans under the Loan Agreement have been fully paid;
     (2) Covenants that the Company and its subsidiaries maintain a Consolidated Leverage Ratio of not less 2.25:1.00 for the period beginning October 31, 2006 and each quarter thereafter through January 31, 2007; 3.25:1.00 for each quarter beginning on or after January 31, 2007 through April 30, 2007; 2.50:1.00 for each quarter beginning on or after April 30, 2007 through July 31, 2007; 2.25:1.00 for each quarter beginning on or after July 31, 2007; and 2.00:1.00 for each quarter beginning on or after October 31, 2007, until all loans pursuant to the Loan Agreement have been fully paid; and
     (3) Covenants relating to indebtedness.
EVENTS OF DEFAULT
     The Loan Agreement contains customary events of default, including among other events cross defaults under the loans and to other obligations. Upon the occurrence of an event of default, the outstanding obligations under the Loan Agreement may be accelerated and become due and payable immediately.
RELATIONSHIP WITH LENDER
     The Lender or its affiliates provide the Company and SWC with commercial banking and financing services, and insurance brokerage services.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

10.10	Amended and Restated Loan and Security Agreement, dated November 8, 2006, by and among the Registrant, Smith & Wesson Corp., and TD Banknorth, N.A.

10.11	Amended and Restated Revolving Line of Credit Note dated November 8, 2006

10.14	Amended and Restated Equipment Line of Credit Note dated November 8, 2006

10.15	First Amendment to Mortgage and Security Agreement, dated November 8, 2006, by Smith & Wesson Corp. in favor of TD Banknorth, N.A.

10.16	First Amendment to Mortgage and Security Agreement, dated November 8, 2006, by Smith & Wesson Corp. in favor of TD Banknorth, N.A.

10.33	Acquisition Line of Credit Note dated November 8, 2006

10.34	Patent Security Agreement, dated November 8, 2006, between Smith & Wesson Corp. and TD Banknorth, N.A.

10.35	Trademark Security Agreement, dated November 8, 2006, between Smith & Wesson Corp. and TD Banknorth, N.A.

10.36	Copyright Security Agreement, dated November 8, 2006, between Smith & Wesson Corp. and TD Banknorth, N.A.

10.37	Reaffirmation of Guaranty, dated November 8, 2006, by the Registrant in favor of TD Banknorth, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: November 15, 2006	By:	/s/ Ann B. Makkiya
Ann B. Makkiya
Secretary and Corporate Counsel

EXHIBIT INDEX

Exhibit
Number	Exhibits

10.10	Amended and Restated Loan and Security Agreement, dated November 8, 2006, by and among the Registrant, Smith & Wesson Corp., and TD Banknorth, N.A.

10.11	Amended and Restated Revolving Line of Credit Note dated November 8, 2006

10.14	Amended and Restated Equipment Line of Credit Note dated November 8, 2006

10.15	First Amendment to Mortgage and Security Agreement, dated November 8, 2006, by Smith & Wesson Corp. in favor of TD Banknorth, N.A.

10.16	First Amendment to Mortgage and Security Agreement, dated November 8, 2006, by Smith & Wesson Corp. in favor of TD Banknorth, N.A.

10.33	Acquisition Line of Credit Note dated November 8, 2006

10.34	Patent Security Agreement, dated November 8, 2006, between Smith & Wesson Corp. and TD Banknorth, N.A.

10.35	Trademark Security Agreement, dated November 8, 2006, between Smith & Wesson Corp. and TD Banknorth, N.A.

10.36	Copyright Security Agreement, dated November 8, 2006, between Smith & Wesson Corp. and TD Banknorth, N.A.

10.37	Reaffirmation of Guaranty, dated November 8, 2006, by the Registrant in favor of TD Banknorth, N.A.

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